EXHIBIT 23.1
                                            ------------
 INDEPENDENT AUDITORS' CONSENT


 We consent to the incorporation by reference in this Registration Statement of Elcotel, Inc. on Form S-8 (related to the Elcotel, Inc. 1991 Stock Option Plan) of our report dated
 June 23, 1997, appearing in the Annual Report on Form 10-K of
 Elcotel, Inc. for the year ended March 31, 1997.




 /s/ DELOITTE & TOUCHE LLP
 ---------------------------------------------
 DELOITTE & TOUCHE LLP
 Tampa, Florida
 February 19,1998